[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(xv)

AMENDMENT NO. 13 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 13 (the “Thirteenth Amendment”), effective as of March 06, 2014 (the “Thirteenth Amendment Effective Date”) by and between Boehringer Ingelheim Biopharmaceuticals GmbH, Binger Str. 173, 55216 Ingelheim, Germany (“BI”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of June 26, 2013 and Amendment No. 12, effective as of August 01, 2013 and subsequenty assigned by BI Pharma to BI (hereinafter together the “Supply Agreement”). BI and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes to engage BI to [ * ] in compliance with the terms of the Supply Agreement as set forth in and as amended by this Thirteenth Amendment. The activities hereunder will be performed by BI Pharma on behalf of BI.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this ThirteenthAmendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	The Parties agree that pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[ * ], Version of March 6, 2014”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement. Pursuant thereto BI shall on behalf of FibroGen, (A) [ * ] after the [ * ] and provide the results to FibroGen and (B) manufacture in accordance with the Supply Agreement (i) [ * ] as defined in the Amended and Restated Quality Agreement between the Parties dated March 03, 2011 (hereinafter “Amended and Restated Quality Agreement”), (ii) [ * ] (as defined in the Amended and Restated Quality Agreement) [ * ], and (iii) [ * ] (as defined in the Supply Agreement).

(3)	The Specifications for [ * ] pursuant to Section 2 hereof have been agreed to by the Parties and are set forth in the Amended and Restated Quality Agreement by and between the Parties. Such Specifications for [ * ], as applicable, shall apply to the activities contemplated by Section (2) above as part of the Acceptance Criteria for [ * ], respectively.

Amendment No. 13 to the Process Development and Clinical Supply Agreement	Confidential

(4)	For the avoidance of doubt, all provisions of the Supply Agreement relating to the manufacture of Product which are reasonably applicable to [ * ] shall apply accordingly to [ * ] as set forth in Exhibit A hereto, including but not limited the provisions regarding delivery of Product set forth in Section 4 of the Supply Agreement, Parties’ warranties set forth in Section 7 of the Supply Agreement (including, for the avoidance of doubt, the disclaimer set forth in Section 7.5 of the Supply Agreement) and the limitations of BI Pharma’s liability and indemnification obligations set forth in Section 8 of the Supply Agreement.

(5)	This Thirteenth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Thirteenth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Thirteenth Amendment.

(6)	This Thirteenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Thirteenth Amendment to the Supply Agreement as of Thirteenth Amendment Effective Date.

Signatures on following page.

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 13 to the Process Development and Clinical Supply Agreement	Confidential

Ingelheim, March 7, 2014

BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GMBH

ppa.	ppa.

[ * ]	[ * ]
[ * ]	[ * ]
VP Business & Contracts	Head of Team Biberach – Dep. Legal Germany

San Francisco,                      2014

FIBROGEN, INC

/s/ Michael Lowenstein	/s/ Jim Polarek

Name Michael Lowenstein	Name Jim Polarek
Title VP- Legal	Title VP

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 13 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work Scope

[ * ]

(Version of March 06, 2014)

[ * ]

4

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.